UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/24/2006

(Exact name of registrant as specified in its charter)

Commission File Number:  -

(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) On February 24, 2006, the Company's President and Chief Operations Officer, Jay G. Hilden, tendered his resignation to the Company for personal reasons. There are no material disagreements between Mr. Hilden and the Company and Mr. Hilden's resignation was voluntary.

(b) On February 24, 2006 the Company approved the appointment of James A. Teters Jr. as President and Chief Operations Officer. Mr. Teters served as President from the inception of the company on December 4, 2004 through January 3, 2003. Mr. Teters was currently a member of the board.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006	By:	/s/ Michael H. Rouse
Michael H. Rouse
Chairman & CEO

Exhibit Index

Exhibit No.	Description
EX-17.	Jay Hilden's Resignation Letter